                                 SCHEDULE 14C
                                (Rule 14c-101)
                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                           SCHEDULE 14C INFORMATION
            Information Statement Pursuant to Section 14(c) of the
                       Securities Exchange Act of 1934

Check the appropriate box:

[_]  Preliminary information statement     [_]  Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14c-5(d)(2))

[X]  Definitive information statement

                                CTN MEDIA GROUP, INC.
     ----------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14-C5(g) and 0-11.


     (1) Title of each class of securities to which transaction applies:
         Common Stock, $.005 Par Value.

     (2) Aggregate number of securities to which transaction applies: N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     (4) Proposed maximum aggregate value of transaction: N/A

     (5) Total fee paid: N/A

     [_] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: N/A

     (2) Form, Schedule or Registration Statement No.: Schedule 14C

     (3) Filing Party: CTN Media Group, Inc.

     (4) Date Filed: December 20, 1999

                             CTN MEDIA GROUP, INC.

                            5784 Lake Forrest Drive
                                   Suite 275
                            Atlanta, Georgia 30328
                                (404) 256-4444

                               December 20, 1999

                             INFORMATION STATEMENT

     This Information Statement is being mailed to the stockholders of CTN Media Group, Inc., a Delaware corporation formerly known as College Television Network, Inc. (the "Company"), commencing on or about December 20, 1999, in connection with the previous approval by the majority stockholder of the Company of the corporate actions referred to below. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of these corporate actions before they take effect. The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on October 19, 1999. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                 Actions Taken

     As of December 14, 1999, U-C Holdings, L.L.C., a Delaware limited liability company (the "Majority Stockholder"), held (i) 11,576,612 shares of common stock of the Company, par value $.005 per share (the "Common Stock"), and (ii) 1,976,665 shares of Series A Convertible Preferred Stock, par value $.001 (the "Series A Preferred"). The Series A Preferred is nonvoting stock generally, but the holders of Series A preferred are entitled to vote on the amendment to the designation of the Series A Preferred herein described because Delaware General Corporation Law requires that stockholders of a class be entitled to vote to approve an amendment to the designation of such stock if there are shares issued and outstanding. On December 7, 1999, the Majority Stockholder, as holder of approximately 80.3% of the total shares of voting stock and holder of all of the outstanding shares of the Series A Preferred, consented in writing without a meeting to the matters described herein (the "Majority Stockholder Consent").
As a result, the corporate action was approved by a majority of the shares of Common Stock and the Series A Preferred as required by law and no further votes are required. As of December 14, 1999, the Company had approximately 14,416,751 shares of Common Stock outstanding and 1,976,665 shares of Series A Preferred outstanding. The Majority Stockholder Consent will take effect 20 days after the mailing of this Information Statement ("Effective Date"). All necessary corporate actions with respect to the matters described herein were approved by the Board of Directors of the Company at meetings duly called on August 30, 1999, October 8, 1999, and by written consent without a meeting dated December 7, 1999.

     The Majority Stockholder has approved the following corporate actions:

     1. The adoption of an amendment to the Company's Amended and Restated Bylaws, which increases the maximum number of members of the Company's Board of Directors;

     2. The adoption of an amendment to the Second Certificate of Designation of the Preferred Stock of the Company; and

     3. The issuance of the shares of Series A Preferred and shares of Common Stock issuable upon conversion.

                            Amendment of the Bylaws

     An amendment to the Company's Amended and Restated Bylaws (the "Bylaw Amendment") which has been approved by the Majority Stockholder provides for an increase in the number of members on the Company's Board of Directors from a maximum of eleven (11) to a maximum of twelve (12). Article XXI of the Company's Amended and Restated Bylaws provides that the Bylaws may be altered, amended or repealed by the stockholders holding a majority of the outstanding common stock of the Company. Therefore, the Bylaw Amendment, attached hereto as Exhibit A,
                                                                    ---------
will become effective on the Effective Date.

     Article IV, Section 3 of the Company's Bylaws provides that in the case of any increase in the number of members of the Board of Directors, the stockholders holding a majority of the outstanding common stock of the Company shall have power to elect each additional director to hold office until the next meeting of stockholders relating to the election of the Board of Directors and until his successor is elected and qualified or his earlier resignation or removal. Article IV, Section 4 provides that in the event the office of any director becomes vacant, a majority of the directors then in office, although less than a quorum, may fill the vacancy by electing a successor who shall hold office until the next annual meeting of stockholders and until his successor is elected and qualified or his earlier resignation or removal; provided, however, that any vacancy may only be filled by a candidate nominated by the Company's Nominating Committee; and further provided that if the Board receives written notice from the stockholders holding a majority of the outstanding common stock of the Company as to who they request as a new appointee, the stockholders shall fill such vacancy.

     The effect of the increase in the Board's size from eleven to twelve directors will be to enable a majority of the directors now in office to fill the vacancy with a candidate nominated by the Company's Nominating Committee, subject to the provision that the stockholders may fill the vacancy if the Board receives written notice from the stockholders holding a majority of the outstanding common stock of the Company as to who they request as a new appointee.

     On September 17, 1999, at a duly called meeting of the full Board of Directors, Geoffrey E. Kanter was nominated and appointed to fill the seat on the Board of Directors as it was made available by the Bylaw Amendment approved in the Majority Shareholder Consent. Mr. Kanter will hold office until the next meeting of stockholders relating to the election of the Board of Directors and until his successor is elected and qualified or his earlier resignation or removal. Mr. Kanter joined Armed Forces as its President on August 31, 1999. From July 1997 to July 1999, Mr. Kanter served as Chief Financial Officer of Cover Concepts Marketing Services, a wholly owned subsidiary of PRIMEDIA Inc., a publicly traded media company. From August 1994 until joining Cover Concepts, Mr. Kanter was the Managing Director of Burlington Industries' international subsidiary in Paris, France. Mr. Kanter is a graduate of Duke University and Harvard Business School.

               Amendment to Second Certificate of Designation of
                      the Preferred Stock of the Company

     The amendment to the Second Certificate of Designation of the Series A Convertible Preferred Stock of the Company attached hereto as Exhibit B
                                                              ---------
("Amended Second Certificate"), which has been approved by the Company's Board of Directors and the Majority Stockholder, changes the terms of the Series A Preferred to omit all references to the Convertible Preferred Stock, $.001 par value per share ("Convertible Preferred"). All of the issued and outstanding shares of Convertible Preferred have previously been reclassified as Series A Preferred and therefore the Convertible Preferred is no longer a designated series of preferred stock of the Company.

     On July 22, 1999, the Company filed the Certificate of Designation of the Convertible Preferred with the Corporations Division of the State of Delaware, setting forth the terms of the Convertible Preferred. On August 31, 1999, the Company filed the Second Certificate of Designation of the Series A Preferred, setting forth the terms of the Series A Preferred, including the designation of the Series A Preferred as a junior security with respect to the Convertible Preferred. Subsequently, through a Plan of Reclassification and a Third Certificate of Designation of the Preferred Stock of the Company, each of which was filed with the State of Delaware and made effective on October 18, 1999, the issued and outstanding shares of the Convertible Preferred were reclassified into shares of Series A Preferred. The Company has revised the terms of the Series A Preferred to remove any reference to the Convertible Preferred in order to eliminate any possibility of confusion regarding the existence of any series of preferred stock of the Company other than the Series A Preferred.

     The Amended Second Certificate was approved by the Board of Directors by a written consent in lieu of a meeting dated December 7, 1999. In addition, in a written consent action dated December 7, 1999, the Majority Stockholder approved this corporate action both as the holder of a majority of the voting stock of the Company and as the sole stockholder of the Series A Preferred as required by Delaware Corporate Law.

             Issuance of the Series A Convertible Preferred Stock

     Rule 4310(c)(25)(H)(d) of the National Association of Securities Dealers ("NASD") provides that an issuer shall require stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale or issuance by a company of common stock (or securities convertible into common stock) equal to 20 percent or more of the common stock or 20 percent or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. The Company is required to comply with this rule since its common stock is listed on The Nasdaq SmallCap Market.

     Pursuant to a Purchase Agreement dated July 23, 1999, a Purchase Agreement dated August 31, 1999, and an Amended and Restated Purchase Agreement dated October 18, 1999 (the "Amended Purchase Agreement"), each of which was between the Majority Stockholder and the Company, the Majority Stockholder has purchased from the Company an aggregate of 1,976,665 shares of Series A Preferred, and has remaining a commitment to purchase an additional 133,333 shares. In addition, the Majority Stockholder has the right to fund a guaranty it issued in favor of the Canadian Imperial Bank of Commerce ("CIBC") on August 31, 1999 in connection with a loan from CIBC to Armed Forces Communications, Inc. ("Armed Forces"), a New York corporation doing business as Market Place Media and wholly-owned subsidiary of the Company, by the purchase of up to 400,000 additional shares of Series A Preferred.

     The conversion ratio of the Series A Preferred to Common Stock is computed by multiplying the number of shares of Series A Preferred to be converted by the $15.00 per share purchase price and dividing the result by the conversion price of the Series A Preferred (the "Conversion Price") then in effect with respect to such shares. On the date of each issuance, the Conversion Price was set at $4.50. Therefore, the Majority Stockholder has acquired or has the right to acquire up to 6,588,883 shares of Common Stock (the "Conversion Shares") upon the conversion of the Series A Preferred. These 6,588,883 shares of Common Stock represent 58.1% of the Common Stock outstanding prior to the issuance of the Conversion Shares. Based on the average book price and the average market price of the Common Stock on the dates of issuance, the Series A Preferred, on an as-converted basis, was issued for less than the greater of book or market value of the Common Stock. Consequently, the issuance of the Series A Preferred to the Majority Stockholder is subject to NASD Rule 4310(c)(25)(H)(d), and such issuance is required to be approved by the holders of a majority of the Company's stock, not including those shares to be issued. The necessary stockholder approval has been obtained pursuant to the Majority Stockholder Consent.

     Once stockholder approval of the Series A Preferred issuance is effective on the Effective Date, the Series A Preferred will obtain the right to vote on an as-converted basis to Common Stock based upon the number of shares of Common Stock into which the Series A Preferred is convertible on the date of issuance, or an aggregate of 6,588,883 shares of voting stock based on the number of shares of Series A Preferred currently outstanding.

     The aggregate consideration paid to the Company by the Majority Stockholder for the 1,976,665 shares of Series A Preferred was approximately $29,649,970 as of November 18, 1999. Of these gross proceeds, $15,000,000 was used by the Company to acquire all of the capital stock of Armed Forces causing Armed Forces to become a wholly-owned subsidiary of the Company, and having its primary place of business at 26 Castilian Drive, Santa Barbara, California, 93117, (805) 968-8000. The remaining $14,649,970 of these gross proceeds will be used to fund the Company's working capital needs, capital expenditures and to enable the Company to make an investment in another company strategic to its business. The company also borrowed a partial matching amount of $9,500,000 under the Credit Agreement between the Company and LaSalle Bank National Association, as amended, in order to meet the Company's projected remaining working capital requirements through June 1, 2000.

     Armed Forces is a leading advertising and promotions company specializing in targeting markets such as colleges and universities. Armed Forces sells and distributes advertising (including print, television, radio and internet media), to colleges and universities and to other targeted markets. Armed Forces' college division, All Campus Media(R), places advertisements in college newspapers, handles all facets of on-campus promotions and special events, offers full-service internet technology (including its own web page and on-line college publications), and provides full-service planning, buying and post analysis in radio, spot TV and cable in major student markets throughout America. In addition, the Armed Forces Communications(R) division is the leading multi-media military marketing company, placing advertising in national military base newspapers. Another of Armed Forces' divisions, American Minorities Media(R), represents and places advertising in minority and ethnic newspapers.

     On July 16, 1999, the Company entered into a stock purchase agreement (the "Purchase Agreement") to acquire all of the issued and outstanding capital stock of Armed Forces from its two shareholders, Kevin West and Colleen Gordon (collectively, the "Sellers") (the "Acquisition"). On August 5, 1999, the Federal Trade Commission granted termination of the waiting period required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, for approval of the Acquisition. Thereafter, the standard and customary closing conditions were met by the parties and the transaction was consummated on August 31, 1999 (the "Closing Date"). The Acquisition is being treated as a purchase for accounting purposes.

     The consideration paid to the Sellers pursuant to the Purchase Agreement was $30,000,000, subject to adjustments to be made, if any, in connection with
(a) a net book value determination (as set forth below) and/or (b) a working capital requirement (as set forth below). With regards to the net book value determination, the purchase price paid by the Company will be adjusted downward, dollar-for-dollar, to the extent that the net book value of Armed Forces on the Closing Date was less than $1,420,000. The Company prepared a balance sheet as of the Closing Date (the "Closing Date Balance Sheet"), and delivered the same to the Sellers, who have until the 100/th/ day after the Closing Date (subject to dispute resolution provisions set forth in the Purchase Agreement) to agree in writing to the contents of the Closing Date Balance Sheet. Should a working capital adjustment be made, the amount of such adjustment will be included within the determination of any net book value adjustment, so that there are no multiple reductions for the same shortfall.

     With regards to the working capital adjustment, the purchase price paid by the Company will be reduced, on a dollar-for-dollar basis, to the extent that Armed Forces' working capital on the Closing Date was less than $680,000;

provided, however, that should a net book value adjustment be made, the amount
--------  -------
of such adjustment will be included within any working capital adjustment, so that there are no multiple reductions for the same shortfall.

     On the Closing Date, Armed Forces borrowed $15,000,000 from CIBC and its affiliates (the "Term Loan") pursuant to a Credit Agreement (the "Credit Agreement"), dated as of August 31, 1999, among Armed Forces, CIBC, and affiliates of CIBC. The Company used the proceeds of the Term Loan (which Armed Forces distributed to the Company by dividend) and the investment by the Majority Stockholder, made on August 31, 1999, to pay the purchase price to the Sellers. Of the $30,000,000 purchase price, $2,500,000 was placed in escrow until the purchase price adjustments described above have been determined and for satisfaction of any post-closing claims against the Sellers.

                             No Dissenters' Rights

     The corporate action described in this Information Statement will not afford to stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

          Interest of Certain Persons in the Actions Described Herein

     The directors of the Company may be deemed to have a substantial interest in increasing the number of members of the Company's Board of Directors from eleven to twelve because the Company's Bylaws allow a majority of the directors now in office to fill the vacancy created thereby (subject to the provision that the stockholders may fill the vacancy under certain circumstances). As a result, the directors may be able to elect one new director to hold office until the next meeting of the stockholders.

     The directors of the Company may be deemed to have a substantial interest in the issuance of the Series A Preferred to the Majority Stockholder because some of the officers and directors of the Company serve as limited liability company members of the Majority Stockholder, which shall, on the Effective Date, own substantially more voting stock of the Company.

                   Stockholder Approval Previously Obtained

     As of December 14, 1999, the Company had (i) approximately 14,416,571 issued and outstanding shares of Common Stock, each of which is entitled to one vote on any matter brought to a vote of the Company's stockholders and (ii) 1,976,665 shares of Series A Preferred, which is nonvoting stock generally, but entitled to vote on the Amended Second Certificate because Delaware General Corporation Law that requires shareholders of a class of securities be entitled to vote to approve an amendment to the designation of such stock if there are shares issued and outstanding. The Majority

Stockholder owns 11,576,612 shares of Common Stock, representing 80.3% of all issued and outstanding shares of voting stock of the Company, and 1,976,665 shares of Series A Preferred, or 100% of the Series A Preferred. The Majority Stockholder Consent approved (i) the adoption of the Bylaw Amendment, (ii) the adoption of the Amended Second Certificate, and (iii) the issuance of all of the shares of Series A Preferred purchased by the Majority Stockholder to date and any subsequent purchase pursuant to the Amended Purchase Agreement. Such action by written consent is sufficient to satisfy (i) the requirements of the Company's Bylaws that any change in the number of directors shall be only by resolution or consent of the stockholders holding a majority of the outstanding common stock of the Company, (ii) the requirements of the Delaware General Corporation Law that an amendment to the designation of a class of stock which has shares issued and outstanding be approved by a majority of all of the stockholders and by the holders of the class of shares whose terms are being so amended, and (iii) the requirement of the NASD Rule that issuances of stock convertible into common stock equaling more than 20% of the outstanding common stock be approved by a majority of the share of common stock. Accordingly, the stockholders will not be asked to take further action on this corporate action at any future meeting. However, since stockholder approval was obtained by written consent rather than at a stockholders' meeting, the Exchange Act will not permit the action to become effective until the expiration of 20 calendar days from the date hereof, which is the date this Information Statement is being mailed to stockholders. Upon the expiration of such 20-day period, the actions will become effective automatically.

     The Company believes that this corporate action will not have any adverse effect on its business and operations, and expects to continue such business and operations as they are currently being conducted.

                      Material Incorporated By Reference

     The Form 8-K filed by the Company on September 15, 1999, in connection with the issuance of the Series A Convertible Preferred and the acquisition of Armed Forces Communications, Inc. is incorporated herein by reference and a copy of such Form 8-K may be obtained by the shareholders, without charge, upon their written or oral request to the Company.

     The Form 8-K filed by the Company on October 11, 1999, in connection with the issuance of the Series A Convertible Preferred is incorporated herein by reference and a copy of such Form 8-K may be obtained by the shareholders, without charge, upon their written or oral request to the Company.

     The Form 8-K filed by the Company on October 27, 1999, in connection with the issuance of the Series A Convertible Preferred is incorporated herein by reference and a copy of such Form 8-K may be obtained by the shareholders, without charge, upon their written or oral request to the Company.

     The Form 8-K/A filed by the Company on November 15, 1999, in connection with the consolidated financial statements and pro forma financial information relating to the acquisition of Armed Forces Communications, Inc. is incorporated herein by reference and a copy of such Form 8-K/A is being mailed to the stockholders with this Information Statement.

     The Form 8-K filed by the Company on November 29, 1999, in connection with the issuance of the Series A Convertible Preferred is incorporated herein by reference and a copy of such Form 8-K is being mailed to the stockholders with this Information Statement.

     Financial Statements: (1) Audited Financial Statements for Armed Forces as of and for the years ended December 31, 1998 and 1997, and Unaudited Financial Statements as of and for the eight month period ended August 31, 1999;
(2) Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998, (3) Unaudited Pro Forma Consolidated Statement of Operations for the nine month period ended September 30, 1999; and (4) Unaudited Consolidated Balance Sheet for the nine month period ended September 30, 1999, each of which is incorporated herein by reference to the Form 8-K/A filed by the Company on November 15, 1999.

                                   Signature

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


December 20, 1999                       CTN MEDIA GROUP, INC.


                                        By:    /s/ Jason Elkin
                                           ------------------------------------
                                           Jason Elkin, Chief Executive Officer
                                           and Chairman of the Board

                                                                       EXHIBIT A
                                                                       ---------

                              Amendment To By-laws
                                       of
                             CTN Media Group, Inc.

     Article IV, Paragraph 3 of the Amended and Restated By-Laws of CTN Media Group, Inc., formerly known as College Television Network, Inc., are amended by deleting the first sentence of such Paragraph in its entirety and substituting in lieu thereof the following:

          "3. The Board of Directors shall consist of no more than twelve (12) directors."

                                                                       EXHIBIT B
                                                                       ---------


                  Amended Second Certificate Of Designation,
                     Powers, Preferences And Rights Of The
                     Series A Convertible Preferred Stock
                                      OF
                             CTN Media group, Inc.
       _________________________________________________________________
                   Pursuant to the provisions of Section 242

                       of the General Corporation Law of

                             the State of Delaware
       _________________________________________________________________

     CTN Media Group, Inc., formerly known as College Television Network, Inc. (the "Corporation"), a corporation organized and validly existing under the
      -----------
General Corporation Law of the State of Delaware, filed its original Certificate of Incorporation with the Corporations Division on August 17, 1989. Under the provisions of and subject to the requirements of Section 242 of the General Corporation Law of the State of Delaware, the undersigned, desiring to amend the terms of the Series A Convertible Preferred Stock of the Company, $.001 par value per share ("Series A Preferred"), which was originally designated pursuant
                  ------------------
to a Second Certificate of Designation, Powers, Preferences and Rights of Preferred Stock filed August 31, 1999 (the "Original Second Certificate "), does
                                            ---------------------------
hereby certify that the following resolutions were duly adopted by the Board of Directors of the Corporation in a written consent in lieu of a meeting dated December 7, 1999, and approved by consent action in lieu of a meeting, dated as of December 7, 1999, by a majority of the holders of the capital stock of the Company and by the sole Series A Preferred stockholder:

     WHEREAS, the Company filed with the Corporations Division of the State of Delaware the Certificate of Designation of the Convertible Preferred Stock, $.001 par value per share ("Convertible Preferred") on July 22, 1999, which set forth the terms of the Convertible Preferred, and on August 31, 1999, the Company filed the Original Second Certificate, which set forth the terms of the Series A Preferred, whereby making the Series A Preferred junior to the Convertible Preferred;

     WHEREAS, through a Plan of Reclassification, dated as of August 31, 1999, and a Third Certificate of Designation of the Preferred Stock of the Company, each of which was filed with the State of Delaware and made effective on October 18, 1999, the issued and outstanding shares of the Convertible Preferred were reclassified into shares of Series A Preferred;

     WHEREAS, the Board of Directors of the Company deems it to be in the best interests of the Company and its shareholders to revise the terms of the Series A Preferred to eliminate any reference to the Convertible Preferred thereby reducing any possibility of confusion regarding the existence of any series of preferred stock of the Company other than the Series A Preferred; and

     NOW, THEREFORE, BE IT RESOLVED, that the Corporation, by resolution of the Board of Directors of the Corporation and with the affirmative vote of a majority of the capital stock, does hereby fix the powers, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions of the Series A Preferred to be as follows:

                        SERIES A PREFERRED STOCK TERMS
                        ------------------------------

     Section 1.  Dividends.
                 ---------

     1A.  General Obligation.
          ------------------

     (i) When and as declared by the Corporation's board of directors, and to the extent permitted under the General Corporation Law of Delaware, the Corporation shall pay preferential dividends in cash to the holders of the Series A Convertible Preferred Stock (the "Series A Convertible Preferred") as
                                           ------------------------------
provided in this Section 1.  Dividends on each share of the Series A Convertible
                 ---------
Preferred (a "Share") shall accrue on a daily basis at the rate of 12% per annum
              -----
on the Liquidation Value thereof plus all accumulated and unpaid dividends thereon from and including the date of issuance of such Share to and including the first to occur of (i) the date on which the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon) is paid to the holder thereof in connection with the liquidation of the Corporation or the redemption of such Share by the Corporation, (ii) the date on which such Share is converted into shares of Conversion Stock hereunder or (iii) the date on which such share is otherwise acquired by the Corporation.

     (ii) Such dividends shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of the dividends, and such dividends shall be cumulative such that all accrued and unpaid dividends shall be fully paid or declared with funds irrevocably set apart for payment before any dividends, distributions, redemptions or other payments may be made with respect to any Junior Securities. The date on which the Corporation initially issues any Share shall be deemed to be its "date of issuance" regardless of the number of times
                           ----------------
transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share.

     1B.  Dividend Reference Dates.  To the extent not paid on March 31, June
          ------------------------
30, September 30 and December 31 of each year, beginning September 30, 1999 (the "Dividend Reference Dates"), all dividends which have accrued on each Share
 ------------------------
outstanding during the three-month period (or other period in the case of the initial Dividend Reference Date) ending upon each such Dividend Reference Date shall be accumulated and shall remain accumulated dividends with respect to such Share until paid to the holder thereof. Such accumulated dividends shall not be payable until conversion of such Share into Conversion Stock, unless earlier declared by the Corporation's board of directors.

     1C.  Distribution of Partial Dividend Payments.  Except as otherwise
          -----------------------------------------
provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series A Convertible Preferred, such payment shall be distributed pro rata among the holders thereof based upon the number of Shares held by each such holder.

     1D.  Participating Dividends.  In the event that the Corporation declares
          -----------------------
or pays any dividends upon the Common Stock (whether payable in cash, securities or other property) other than dividends payable solely in shares of Common Stock, the Corporation shall also declare and pay to the holders of the Series A Convertible Preferred at the same time that it declares and pays such dividends to the holders of the Common Stock, the dividends which would have been declared and paid with respect to the Common Stock issuable upon conversion of the Series A Convertible Preferred had all of the outstanding Series A Convertible Preferred been converted immediately prior to the record date for such dividend, or if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

     Section 2.  Liquidation.
                 -----------

     Upon any liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), each holder of Series A Convertible Preferred shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the greater of the following: (a) the aggregate Liquidation Value of all Shares held by such holder (plus all accrued and unpaid dividends thereon) and (b) the aggregate amount that would receivable by such holder of Series A Convertible Preferred if the Series A Convertible Preferred held by such holder had been converted into Conversion Stock in accordance with Section 6 immediately prior to such distribution or
                         ---------
payment. Upon such distribution or payment, the holders of Series A Convertible Preferred shall not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation the Corporation's assets to be distributed among the holders of the Series A Convertible Preferred are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid under this Section 2, then the entire assets
                                        ---------
available to be distributed to the Corporation's stockholders shall be distributed pro rata among such holders of the Series A Convertible Preferred based upon the aggregate Liquidation Value (plus all accrued and unpaid dividends) of the Series A Convertible Preferred held by each such holder. Not less than 60 days prior to the liquidation, dissolution or winding up of the Corporation, the Corporation shall mail written notice of any such liquidation, dissolution or winding up to each record holder of Series A Convertible Preferred, setting forth in reasonable detail the amount of proceeds to be paid with respect to each Share and each share of Common Stock in connection with such liquidation, dissolution or winding up. Upon the election of the holders of a majority of the outstanding Shares, any consolidation or merger of the Corporation into or with any other entity or entities (whether or not the Corporation is the surviving entity), or any sale or transfer by the Corporation of all or any part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section
                                                                        -------
2.
-

     Section 3.  Priority of Series A Convertible Preferred on Dividends.
                 -------------------------------------------------------

     So long as any Series A Convertible Preferred remains outstanding, the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Junior Securities, provided that the Corporation may repurchase shares of Common Stock from present or former employees or consultants of the Corporation and its Subsidiaries, nor shall the Corporation directly or indirectly pay any dividend or make any distribution upon any Junior Securities if at the time of or immediately after any such redemption, purchase, acquisition, dividend or distribution the Corporation has failed to pay the full amount of dividends accrued on the Series A Convertible Preferred or the Corporation has failed to make any redemption of the Series A Convertible Preferred required hereunder.

     Section 4.  Redemptions.
                 -----------

     4A.  Scheduled Redemptions.  At the election of the holders of a majority
          ---------------------
of the outstanding Shares, the Corporation shall redeem all outstanding Shares of Series A Convertible Preferred on July 23, 2006, at a price per Share (the "Redemption Price") equal to the greater of the following: (a) the Liquidation
 ----------------
Value thereof (plus all accrued and unpaid dividends thereon) and (b) the Market Price of the Common Stock issuable upon conversion of the Series A Convertible Preferred.

     4B.  Redemption Payments.  For each Share which is to be redeemed
          -------------------
hereunder, the Corporation shall be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Share) an amount in cash from immediately available funds at a price per Share equal to the Redemption Price. If funds of the Corporation which are legally available for redemption of Shares on any Redemption Date are insufficient to redeem the total number of Shares to be redeemed on such date, those funds which are legally available shall be used to redeem the maximum possible number of Shares pro rata among the holders of the Shares to be redeemed based upon the aggregate Redemption Price payable to each such holder. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Shares, such funds shall immediately be used to redeem the balance of the Shares which the Corporation has become obligated to redeem on any Redemption Date but which it has not redeemed.

     4C.  Determination of the Number of Each Holder's Shares to be Redeemed.
          ------------------------------------------------------------------
The number of Shares of Series A Convertible Preferred to be redeemed from each holder thereof in redemptions hereunder shall be the number of Shares determined by multiplying the total number of Shares to be redeemed times a fraction, the numerator of which shall be the total number of Shares then held by such holder and the denominator of which shall be the total number of Shares then outstanding.

     4D.  Dividends After Redemption.  No Share shall be entitled to any
          --------------------------
dividends accruing after the date on which a redemption consideration of such Share (including all accrued and unpaid dividends thereon) is paid to the holder of such Share. On such date, all rights of the holder of such Share shall cease, and such Share shall no longer be deemed to be issued and outstanding.

     4E.  Redeemed or Otherwise Acquired Shares.  Any Shares which are redeemed
          -------------------------------------
or otherwise acquired by the Corporation shall be canceled and retired to authorized but unissued shares and shall not be reissued, sold or transferred.

     Section 5.  Voting Rights. The holders of the Series A Convertible
                 -------------
Preferred shall be entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws, and after the Shareholder Approval Effective Date, the holders of the Series A Convertible Preferred shall be entitled to vote on all matters submitted to the stockholders for a vote (including the election of directors), such that the holders of the Series A Convertible Preferred shall vote together with the holders of the Common Stock as a single class, with each Share of Series A Convertible Preferred being entitled to vote on an as-if-converted basis based on the number of shares of Conversion Stock into which such Share of Series A Convertible Preferred is convertible as of the Original Issue Date. Prior to the Shareholder Approval Effective Date, except as otherwise required by applicable law, the Series A Convertible Preferred shall have no voting rights.

     Section 6.  Conversion.
                 ----------

     6A.    Conversion Rights and Procedures: Conversion Price.
            --------------------------------------------------

     (i) At any time and from time to time, any holder of Series A Convertible Preferred may convert at its sole option all or any portion of the Series A Convertible Preferred (including any fraction of a Share) held by such holder into a number of shares of Conversion Stock computed by multiplying the number of Shares to be converted by $15.00 and dividing the result by the Conversion Price then in effect.

     (ii) Except as otherwise provided herein, each conversion of Series A Convertible Preferred shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Series A Convertible Preferred to be converted have been surrendered for conversion at the principal office of the Corporation (the "Conversion Date").
                                                            ---------------
At the time any such conversion has been effected, the rights of the holder of the Shares converted as a holder of Series A Convertible Preferred shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby.

     (iii) The conversion rights of any Share shall terminate on the Redemption Date for such Share unless the Corporation has failed to pay to the holder thereof the Redemption Price in accordance with Section 4A.
                                                ----------

     (iv) Notwithstanding any other provision contained herein, if a conversion of Series A Convertible Preferred is to be made in connection with a Change in Ownership, a Fundamental Change or other transaction affecting the Corporation, the conversion of any Shares of Series A Convertible Preferred may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated.

     (v) As soon as possible after a conversion has been effected (but in any event within ten business days in the case of subsection (a) below), the
                                              --------------
Corporation shall deliver to the converting holder:

            (a) a certificate or certificates representing the number of shares of Conversion Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

            (b) payment in an amount equal to all dividends accrued in accordance with Section 1 with respect to each Share converted which have not
                  ---------
  been paid prior thereto plus the amount payable with respect to fractional shares of Conversion Stock in accordance with subsection (xi) below; and
                                                ---------------

            (c) a certificate representing any Shares of Series A Convertible Preferred which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

     (vi) The Corporation shall declare the payment of all dividends payable under subsection (v)(b) above. If the Corporation is not permitted under
      -----------------
applicable law to pay any portion of the accrued and unpaid dividends on the Series A Convertible Preferred being converted, then the Corporation shall pay such dividends in cash to the converting holder as soon thereafter as funds of the Corporation are legally available for such payment. At the request of any such converting holder, the Corporation shall provide such holder with written evidence of its obligation to such holder.

     (vii) Any holders of Series A Convertible Preferred may elect at their sole discretion to convert the cash dividends payable with respect to such holder's Series A Convertible Preferred into an additional number of shares of Conversion Stock determined by dividing the amount of the unpaid dividends to be applied for such purpose by the Conversion Price then in effect with respect to such Shares of Series A Convertible Preferred.

     (viii) The issuance of certificates for shares of Conversion Stock upon conversion of Series A Convertible Preferred shall be made without charge to the holders of such Series A Convertible Preferred for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Conversion Stock. Upon conversion of each Share of Series A Convertible Preferred, the Corporation shall take all such actions as are necessary in order to insure that the Conversion Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof.

     (ix) The Corporation shall not close its books against the transfer of Series A Convertible Preferred or of Conversion Stock issued or issuable upon conversion of Series A Convertible Preferred in any manner which interferes with the timely conversion of the Series A Convertible Preferred. The Corporation shall assist and cooperate with any holder of Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Shares hereunder (including, without limitation, making any filings required to be made by the Corporation).

     (x) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Conversion Stock, solely for the purpose of issuance upon the conversion of the Series A Convertible Preferred, such number of shares of Conversion Stock issuable upon the conversion of all outstanding shares of Series A Convertible Preferred. All shares of Conversion Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Conversion Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Conversion Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not take any action which would cause the number of authorized but unissued shares of Conversion Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of the Series A Convertible Preferred.

     (xi) If any fractional interest in a share of Conversion Stock would, except for the provisions of this Section 6A(xi), be delivered upon any
                                  --------------
conversion of the Series A Convertible Preferred, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the Market Price of such fractional interest as of the date of conversion.

     6B.  Conversion Price.
          ----------------

     (i) The initial Conversion Price of each Share of Series A Convertible Preferred shall be $4.50. In order to prevent dilution of the conversion rights granted under this Section 6, the Conversion Price shall be subject to
                   ---------
adjustment from time to time pursuant to this Section 6B.
                                              ----------

     (ii) If and whenever following the original date of issuance of the Series A Convertible Preferred the Corporation issues or sells, or in accordance with
Section 6C is deemed to have issued or sold, any share of Common Stock or any
----------
warrants, options or other rights to purchase Common Stock (except as provided by Section 6B(iii) below) for (x) consideration per share less than the
   ---------------
Conversion Price in effect immediately prior to such time or (y) consideration per share less than the Market Price of the Common Stock as of the date of issuance, then immediately upon such issue or sale or deemed issue or sale the Conversion Price shall be reduced to the Conversion Price determined by dividing
(a) the sum of (1) the product derived by multiplying the Conversion Price in effect immediately prior to such issue or sale by the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (2) the consideration, if any, received by the Corporation upon such issue or sale, by (b) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale.

     (iii) Notwithstanding the foregoing, there shall be no adjustment to the Conversion Price hereunder with respect to the granting of stock options to employees, directors, consultants and vendors of the Corporation and its Subsidiaries or the exercise thereof.

     6C.    Effect on Conversion Price of Certain Events.  For purposes of
            --------------------------------------------
determining the adjusted Conversion Price under Section 6B, the following shall
                                                ----------
be applicable:

     (i)    Issuance of Rights or Options. If the Corporation in any manner
            -----------------------------
grants or sells any Options and the price per share for which the Common Stock is issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities issuable upon exercise of such Options, is less than
(a) the Conversion Price in effect immediately prior to the time of the granting or sale of such Options or (b) the Market Price of the Common Stock determined as of such time, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting or sale of such Options for such price per share. For purposes of this Section 6C(i), the "price per share
                                           -------------
for which Common Stock is issuable" shall be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price shall be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

     (ii)   Issuance of Convertible Securities. If the Corporation in any manner
            ----------------------------------
issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than (a) the Conversion Price in effect immediately prior to the time of such issue or sale or (b) the Market Price of the Common Stock determined as of such time, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 6C(ii), the "price per share for which Common Stock is issuable"
     --------------
shall be determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price shall be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this Section 6, no further adjustment of the Conversion
                         ---------
Price shall be made by reason of such issue or sale.

     (iii)  Change in Option Price or Conversion Rate.  If (a) the purchase
            -----------------------------------------
price provided for in any Options, (b) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or (c) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be immediately adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; provided that if such adjustment would result in an increase of the Conversion Price then in effect, no such adjustment shall be made. For purposes of this Section 6C, if the terms of any Option or
                            ----------
Convertible Security which was outstanding as of the date of issuance of the Series A Convertible Preferred are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change; provided that no such change shall at any time cause the Conversion Price hereunder to be increased.

     (iv)   Calculation of Consideration Received.  If any Common Stock, Options
            -------------------------------------
or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor (net of discounts, commissions and related expenses). If any Common Stock, Options or Convertible Security is issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation shall be the Market Price thereof as of the date of receipt. If any Common Stock, Options or Convertible Security is issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Security, as the case may be. The fair value of any consideration other than cash and securities shall be determined jointly by the Corporation and the holders of a majority of the outstanding Series A Convertible Preferred. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such consideration shall be determined by an independent appraiser experienced in valuing such type of consideration jointly selected by the Corporation and the holders of a majority of the outstanding Series A Convertible Preferred. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Corporation.

     (v)    Integrated Transactions. In case any Options are issued in
            -----------------------
connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options shall be deemed to have been issued for a consideration of $.01.

     (vi)   Treasury Shares. The number of shares of Common Stock outstanding at
            ---------------
any given time shall not include shares owned or held by or for the account of the Corporation or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

     (vii)  Record Date.  If the Corporation takes a record of the holders of
            -----------
Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     6E.  Limitation on Conversion Prior to Shareholder Approval Effective Date.
          ---------------------------------------------------------------------
Notwithstanding the provisions of this Section 6, if on the Conversion Date
                                       ---------
applicable to any conversion, (A) the Common Stock is then listed for trading on the NASDAQ National Market, the New York Stock Exchange, the American Stock Exchange or The NASDAQ SmallCap Market, (B) the Conversion Price then in effect is such that the aggregate number of shares of Conversion Stock that would then be issuable upon conversion of all outstanding shares of Series A Convertible Preferred, together with any shares of Conversion Stock previously issued upon conversion of Series A Convertible Preferred would equal or exceed 20% of the number of shares of Conversion Stock outstanding on the Original Issue Date (the "Issuable Maximum"), and (C) the Shareholder Approval Effective Date has not
 ----------------
occurred, then the Corporation shall issue to any holder so requesting conversion of the Series A Convertible Preferred its pro rata portion of the Issuable Maximum in the same ratio that the number of shares of Series A Convertible Preferred held by any such holder bears to all shares of Series A Convertible Preferred then outstanding; and, with respect to any shares of Conversion Stock that otherwise would have been issuable to such holder in excess of the Issuable Maximum, the Corporation shall, as promptly as possible from time to time after a written request by the holder, issue shares of Conversion Stock at a Conversion Price equal to the Per Share Market Value on the Trading Day immediately preceding the date of issuance of each such Share of Series A Convertible Preferred held by such holder as would cause the number of shares of Conversion Stock issuable upon such conversion to exceed the Issuable Maximum.

     6F.  Subdivision or Combination of Common Stock.  If the Corporation at any
          ------------------------------------------
time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

     6G.  Reorganization, Reclassification, Consolidation, Merger or Sale.  Any
          ---------------------------------------------------------------
recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, is referred to herein as an "Organic Change". Prior to the consummation of any
                          --------------
Organic Change, the Corporation shall make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series A Convertible Preferred then outstanding) to insure that the Series A Convertible Preferred remains outstanding and each of the holders of Series A Convertible Preferred shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Conversion Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series A Convertible Preferred, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Series A Convertible Preferred immediately prior to such Organic Change. In each such case, the Corporation shall also make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series A Convertible Preferred then outstanding) to insure that the provisions of this Section 6 and Sections 7 and 8 shall thereafter be
                       ---------     ----------     -
applicable to the Series A Convertible Preferred. The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the holders of a majority of the Series A Convertible Preferred then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

     6H.  Certain Events.  If any event occurs of the type contemplated by the
          --------------
provisions of this Section 6 but not expressly provided for by such provisions
                   ---------
(including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features but excluding such rights granted to employees, directors, consultants and vendors), then the Corporation's Board of Directors shall make an appropriate adjustment in the Conversion Price then in effect so as to protect the rights of the holders of Series A Convertible Preferred; provided that no such adjustment shall increase the Conversion Price as otherwise determined pursuant to this Section 6 or
                                                              ---------
decrease the number of shares of Conversion Stock issuable upon conversion of each Share of Series A Convertible Preferred.

     6I.  Notices.
          -------

     (i) Immediately upon any adjustment of the Conversion Price, the Corporation shall give written notice thereof to all holders of Series A Convertible Preferred, setting forth in reasonable detail and certifying the calculation of such adjustment.

     (ii) The Corporation shall give written notice to all holders of Series A Convertible Preferred at least 20 days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

     (iii) The Corporation shall also give written notice to the holders of Series A Convertible Preferred at least 20 days prior to the date on which any Organic Change shall take place.

     Section 7.  Liquidating Dividends.
                 ---------------------

     If the Corporation declares or pays a dividend upon the Common Stock payable in a form other than in cash from earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Corporation shall pay to the holders of Series
 --------------------
A Convertible Preferred at the time of payment thereof the Liquidating Dividends which would have been paid on the shares of Conversion Stock had such Series A Convertible Preferred been converted immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

     Section 8.  Purchase Rights.
                 ---------------

     If at any time the Corporation grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then each holder of Series A Convertible Preferred shall be
 ---------------
entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Conversion Stock acquirable upon conversion of such holder's Series A Convertible Preferred immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

     Section 9.  Events of Noncompliance.
                 -----------------------

     9A.  Definition.  An Event of Noncompliance shall have occurred if:
          ----------

     (i) the Corporation fails to pay on when due the full amount of dividends then accrued on the Series A Convertible Preferred, whether or not such payment is legally permissible or is prohibited by any agreement to which the Corporation is subject;

     (ii) the Corporation fails to make any redemption payment with respect to the Series A Convertible Preferred which it is required to make hereunder, whether or not such payment is legally permissible or is prohibited by any agreement to which the Corporation is subject;

     (iii) the Corporation breaches or otherwise fails to perform or observe any other material covenant or agreement set forth herein or in the Purchase Agreement (including, without limitation Section 5.22 and 5.23 thereof) or the
                                         -------------    ----
Original Purchase Agreement;

     (iv) any representation or warranty contained in the Purchase Agreement or the Original Purchase Agreement or required to be furnished to any holder of Series A Convertible Preferred pursuant to the Purchase Agreement or the Original Purchase Agreement, or any information contained in writing required to be furnished by the Corporation or any Subsidiary to any holder of Series A Convertible Preferred, is false or misleading in any material respect on the date made or furnished;

     (v) the Corporation or any material Subsidiary makes an assignment for the benefit of creditors; or an order, judgment or decree is entered adjudicating the Corporation or any material Subsidiary bankrupt or insolvent; or any order for relief with respect to the Corporation or any material Subsidiary is entered under the Federal Bankruptcy Code; or the Corporation or any material Subsidiary petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Corporation or any material Subsidiary or of any substantial part of the assets of the Corporation or any material Subsidiary, or commences any proceeding (other than a proceeding for the voluntary liquidation and dissolution of a Subsidiary) relating to the Corporation or any material Subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Corporation or any material Subsidiary and either (a) the Corporation or any such Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein or (b) such petition, application or proceeding is not dismissed within 60 days;

     (vi) a judgment in excess of $150,000 is rendered against the Corporation or any material Subsidiary and, within 60 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 60 days after the expiration of any such stay, such judgment is not discharged;

     (vii) the Corporation or any material Subsidiary defaults in the performance of any obligation or agreement if the effect of such default is to cause an amount exceeding $50,000 to become due prior to its stated maturity or to permit the holder or holders of any obligation to cause an amount exceeding $50,000 to become due prior to its stated maturity; or

     (viii) the Shareholder Approval Effective Date does not occur for any reason on or prior to February 28, 2000.

     9B.  Consequences of Events of Noncompliance.
          ---------------------------------------

     (i) Immediately upon the occurrence of an Event of Noncompliance has occurred, and for 90 days thereafter that such Event of Noncompliance is continuing, the dividend rate on the Series A Convertible Preferred shall increase immediately by an increment of one percentage point. Thereafter, until such time as no Event of Noncompliance exists, the dividend rate shall increase automatically at the end of each succeeding 90-day period by an additional increment of one percentage point up the maximum rate permitted by applicable law; provided that in no event shall the dividend rate be increased pursuant to this sentence by more than five percentage points if such Event of Noncompliance is not curable under any circumstances. Any increase of the dividend rate resulting from the operation of this subparagraph shall terminate as of the close of business on the date on which no Event of Noncompliance exists and the dividend rate shall return to the rate as determined according to Section 1,
                                                                  ---------
subject to subsequent increases pursuant to this Section 9B.
                                                 ----------

     (ii) If any Event of Noncompliance exists, each holder of Series A Convertible Preferred shall also have any other rights which such holder is entitled to under any contract or agreement at any time and any other rights which such holder may have pursuant to applicable law.

     Section 10.  Registration of Transfer.
                  ------------------------

     The Corporation shall keep at its principal office a register for the registration of Series A Convertible Preferred. Upon the surrender of any certificate representing Series A Convertible Preferred at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Series A Convertible Preferred represented by such new certificate from the date to which dividends have been fully paid on such Series A Convertible Preferred represented by the surrendered certificate.

     Section 11.  Replacement.
                  -----------

     Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Shares of Series A Convertible Preferred, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Series A Convertible Preferred represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

     Section 12.  Definitions.
                  -----------

          "Change in Ownership" means any sale, transfer or issuance or series
           -------------------
of sales, transfers and/or issuances of Common Stock by the Corporation or any holders thereof which results in any Person or group of Persons (as the term "group" is used under the Securities Exchange Act of 1934), other than the holders of Common Stock and the Series A Convertible Preferred as of the date of the Purchase Agreement, owning more than 50% of the Common Stock outstanding at the time of such sale, transfer or issuance or series of sales, transfers and/or issuances.

          "Common Stock" means, collectively, the Corporation's Common Stock,
           ------------
par value $0.005, and any capital stock, other than preferred stock of the Corporation, of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

          "Common Stock Deemed Outstanding" means, at any given time, the number
           -------------------------------
of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 6C(i) and
                                                            --------------
6C(ii) whether or not the Options or Convertible Securities are actually
------
exercisable at such time, but excluding any shares of Common Stock issuable upon conversion of the Series A Convertible Preferred.

          "Conversion Stock" means shares of the Corporation's Common Stock;
           ----------------
provided that if there is a change such that the securities issuable upon conversion of the Series A Convertible Preferred are issued by an entity other than the Corporation or there is a change in the type or class of securities so issuable, then the term "Conversion Stock" shall mean one share of the security issuable upon conversion of the Series A Convertible Preferred if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

          "Convertible Securities" means any stock or securities directly or
           ----------------------
indirectly convertible into or exchangeable for Common Stock other than the Series A Convertible Preferred.

          "Fundamental Change" means (a) any sale or transfer of more than 50%
           ------------------
of the assets of the Corporation and its Subsidiaries on a consolidated basis (measured either by book value in accordance with generally accepted accounting principles consistently applied or by fair market value determined in the reasonable good faith judgment of the Corporation's Board of Directors) in any transaction or series of transactions (other than sales in the ordinary course of business) and (b) any merger or consolidation to which the Corporation is a party, except for a merger in which the Corporation is the surviving corporation, the terms of the Series A Convertible Preferred are not changed and the Series A Convertible Preferred is not exchanged for cash, securities or other property, and after giving effect to such merger, the holders of the Corporation's outstanding capital stock possessing a majority of the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board of Directors immediately prior to the merger shall continue to own the Corporation's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board of Directors.

          "Junior Securities" means any capital stock or other equity securities
           -----------------
of the Corporation, except for the Series A Convertible Preferred.

          "Liquidation Value" of any Share as of any particular date shall be
           -----------------
equal to $15.00, as adjusted for stock splits, stock dividends, recapitalizations and other similar events.

          "Market Price" of any security means the average of the closing prices
           ------------
of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 30 days ending on the Trading Day prior to the day as of which "Market Price" is being determined and the 30 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Corporation and the holders of a majority of the Series A Convertible Preferred. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an independent appraiser experienced in valuing securities jointly selected by the Corporation and the holders of a majority of the Series A Convertible Preferred. The determination of such appraiser shall be final and binding upon the parties, and the Corporation shall pay the fees and expenses of such appraiser.

          "Options" means any rights, warrants or options to subscribe for or
           -------
purchase Common Stock or Convertible Securities.

          "Original Issue Date" shall mean the date of the first issuance of any
           -------------------
shares of the Series A Convertible Preferred regardless of the number of transfers of any particular shares of Series A Convertible Preferred and regardless of the number of certificates which may be issued to evidence such Series A Convertible Preferred Stock.

          "Original Purchase Agreement" means that certain purchase agreement,
           ---------------------------
dated as of July 23, 1999, by and between the Corporation and U-C Holdings, L.L.C., a Delaware limited liability company ("Holdings"), as such agreement may
                                               --------
from time to time be amended in accordance with its terms.

          "Purchase Agreement" means that certain purchase agreement, dated as
           ------------------
of August 31, 1999, and amended and restated on October 18, 1999, by and between the Corporation and Holdings, as such agreement may be further amended from time to time in accordance with its terms.

          "Per Share Market Value" means on any particular date (a) the closing
           ----------------------
bid price per share of the Conversion Stock on such date on The NASDAQ SmallCap Market, the NASDAQ National Market or other registered national stock exchange on which the Conversion Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Conversion Stock is not listed then on The NASDAQ SmallCap Market, the NASDAQ National Market or any registered national stock exchange, the closing bid price for a share of Conversion Stock in the over-the-counter market, as reported by NASDAQ or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Conversion Stock is not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the holder.

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, a limited liability, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

          "Redemption Date" as to any Share means the applicable date specified
           ---------------
herein; provided that no such date shall be a Redemption Date unless the redemption consideration determined in accordance with Section 4A is actually
                                                       ----------
paid in full on such date, and if not so paid in full, the Redemption Date shall be the date on which such amount is fully paid.

          "Shareholder Approval Effective Date" means either (a) the date of the
           -----------------------------------
approval by a majority of the total votes cast on the proposal, in person or by proxy, at a meeting of the shareholders of the Corporation held in accordance with the Corporation's Certificate of Incorporation and bylaws, of the issuance by the Corporation of shares of Conversion Stock exceeding the Issuable Maximum as a consequence of the conversion of Series A Convertible Preferred into Conversion Stock at a price less than the greater of the book or market value on the Original Issue Date as and to the extent required pursuant to Rule 4460(i) of the NASDAQ Stock Market, Inc.'s Marketplace Rules (or any successor or replacement provision thereof) ("Shareholder Approval") or (b) 20 business days
                                 --------------------
after the mailing of an information statement on Schedule 14C under the Exchange Act reflecting such Shareholder Approval having been obtained by written consent in accordance with the Corporation's Certificate of Incorporation, bylaws and applicable law.

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing general partner of such limited liability company, partnership, association or other business entity.

          "Trading Day" means (a) a day on which the Conversion Stock is traded
           -----------
on The NASDAQ SmallCap Market, the NASDAQ National Market or other registered national stock exchange on which the Conversion Stock has been listed, or (b) if the Conversion Stock is not listed on The NASDAQ SmallCap Market, the NASDAQ National Market or any registered national stock exchange, a day on which the Conversion Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the Conversion Stock is not quoted on the OTC Bulletin Board, a day on which the Conversion Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding its functions of reporting policies).

     Section 13.  Amendment and Waiver.
                  --------------------

     No amendment, modification or waiver shall be binding or effective with respect to any provision of Sections 1 to 14 without the prior written consent
                            ----------    --
of the holders of a majority of the Series A Convertible Preferred outstanding at the time such action is taken; provided further that no change in the terms contained herein may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the prior written consent of the holders of the majority of the Series A Convertible Preferred then outstanding.

     Section 14.  Notices.
                  -------

     Except as otherwise expressly provided hereunder, all notices referred herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices and
(ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

     IN WITNESS WHEREOF, CTN Media Group, Inc. has caused this Certificate of Amendment to be executed by its duly authorized representative as of December ____, 1999.


                              CTN MEDIA GROUP, INC.
                              a Delaware corporation


                              By:______________________________
                              Its:_____________________________